SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                      Date of Report: January 23, 2002



                           CompleTel Europe N.V.
             (Exact Name of Registrant as Specified in Charter)


     The Netherlands              000-30075                   98-0202823
      (State or other            (Commission                (IRS Employer
      jurisdiction of            File Number)               Identification #)
      incorporation)


                                Kruisweg 609
                     2132 NA Hoofddorp, The Netherlands
                  (Address of Principal Executive Office)


                              (31) 20 666 1701
            (Registrant's telephone number, including area code)



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired

         Not applicable.

(b)      Pro Forma Financial Information

         Not applicable.

(c)      Exhibits

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE.
---------------------------------

         On December 5, 2001, CompleTel Europe N.V. notified the Securities Board of the Netherlands and the Luxembourg Stock Exchange that it completed the repurchase of, in one transaction, (euro)15,730,000 principal amount at maturity of its 14% Senior Notes due 2010, and, in a second transaction, (euro)10,000,000 principal amount at maturity of its 14% Senior Notes due 2010.


                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COMPLETEL EUROPE N.V.


DATE:  January 23, 2002            By: /s/ John Hugo
                                      ------------------------------------------
                                       John Hugo
                                       Corporate Controller
                                       (Principal Accounting Officer)